Exhibit 99.1

Cable One Announces CFO Transition

Todd Koetje Appointed as Chief Financial Officer Effective July 1, 2022

April 12, 2022 - PHOENIX -- (BUSINESS WIRE) -- Cable One, Inc. (NYSE: CABO) (the “Company” or “Cable One”) today announced that its Board of Directors has appointed Todd Koetje as its next Chief Financial Officer. Koetje will succeed Steven Cochran as Chief Financial Officer effective July 1, 2022. Cochran will continue to serve as the Company’s Chief Financial Officer through June 2022 and as a Senior Vice President during July 2022, after which he is expected to serve as a consultant to the Company through early January 2023.  Koetje and Cochran will continue to work closely together during the planned orderly transition.

Koetje, who currently serves as the Company’s Senior Vice President, Business Development and Finance, brings more than 20 years of capital markets, telecom industry and financial leadership experience. Prior to joining Cable One in September 2021, Koetje served as Managing Director & Group Head of the Technology, Media & Telecommunications Leveraged Finance team for Truist Securities.

“I am excited to welcome Todd to his new role with Cable One and look forward to partnering with him. His extensive financial experience and background in the telecom industry, as well as his deep understanding of our business will be invaluable as we continue to execute on our long-term strategy of delivering exceptional growth and strong operating results,” said Julie Laulis, Cable One President and CEO.  “On behalf of our board of directors and all Cable One associates, I thank Steven for his exceptional contributions to the Company. In his four years as CFO, he created tremendous value for our company and shareholders, optimizing our portfolio and positioning Cable One for the future.”

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About Cable One
Cable One, Inc. (NYSE:CABO) is a leading broadband communications provider committed to connecting customers and communities to what matters most. Through Sparklight® and the associated Cable One family of brands, the Company serves more than 1.1 million residential and business customers in 24 states. Over its fiber-optic infrastructure, the Cable One family of brands provide residential customers with a wide array of connectivity and entertainment services, including Gigabit speeds, advanced WiFi and video. For businesses ranging from small and mid-market up to enterprise, wholesale and carrier, the Company offers scalable, cost-effective solutions that enable businesses of all sizes to grow, compete and succeed.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. Any statements that are not historical facts are forward-looking statements. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, factors described under “Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2021 and the Company’s other filings with the Securities and Exchange Commission. Each forward-looking statement contained herein speaks only as of the date of this press release, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.

CONTACTS:
Trish Niemann
Vice President, Communications Strategy
602.364.6372
patricia.niemann@cableone.biz

Steven Cochran
CFO
investor_relations@cableone.biz